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                           TAX-FREE INVESTMENTS TRUST

                         TAX-FREE CASH RESERVE PORTFOLIO

                             (CASH MANAGEMENT CLASS)
                                (CORPORATE CLASS)
                              (INSTITUTIONAL CLASS)
                           (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                 (RESERVE CLASS)
                                (RESOURCE CLASS)
                                  (SWEEP CLASS)

                       Supplement dated September 22, 2006
                      to the Prospectus dated July 31, 2006


The following information is added after the first sentence appearing under the heading "PURCHASING SHARES -- HOW TO PURCHASE SHARES" on page A-1 of the prospectus:

"The transfer agent must secure your purchase order normally before 3:00 p.m. Eastern Time on a business day in order to effect the purchase at that day's closing price. If attempting to place a purchase order between 3:00 p.m. and 3:30 p.m. Eastern Time, you must call the transfer agent before 3:30 p.m. Eastern Time in order to effect the purchase order at that day's closing price. If the fund closes early on a business day, the transfer agent must receive your purchase order at such earlier time."